Summary Prospectus and
Prospectus Supplement

May 1, 2024

Morgan Stanley Institutional Fund Trust

Supplement dated May 1, 2024 to the Morgan Stanley Institutional Fund Trust Summary Prospectus and Prospectus dated January 28, 2024

Discovery Portfolio
(the "Fund")

Effective immediately, in accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed as follows:

The Fund's primary benchmark is now the Russell 3000 Index.

References to other benchmark indexes in the Fund's prospectus remain in effect except that references to any Lipper Index are deleted effective immediately. These additional index(es) provide a means to compare a Fund's average annual returns to a benchmark that the Adviser believes is representative of the Fund's investment universe.

Please retain this supplement for future reference.

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